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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2003

                           ENCORE ACQUISITION COMPANY
             (Exact name of registrant as specified in its charter)


                          Commission File No. 001-16295



          Delaware                                         75-2759650
------------------------------                       ----------------------
State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                       Identification Number)

      777 Main Street, Suite 1400, Ft. Worth, Texas           76102
      ---------------------------------------------         ----------
        (Address of principal executive offices)            (Zip code)

       Registrant's telephone number, including area code: (817) 877-9955



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Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

                   99.1     Press Release dated July 31, 2003.


Item 9. Regulation FD Disclosure

        On July 31, 2003, Encore Acquisition Company, a Delaware corporation, issued a press release announcing that it has completed the previously announced acquisition of interests in natural gas properties located in the Elm Grove Field in Bossier Parish, Louisiana. A copy of the press release is filed as
Exhibit 99.1 and is incorporated herein by reference. The press release is being furnished under Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Encore that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Encore.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ENCORE ACQUISITION COMPANY



Date:    July 31, 2003              By:   /s/ Morris B. Smith
                                          --------------------------------------
                                          Morris B. Smith
                                          Chief Financial Officer, Treasurer,
                                          Executive Vice President and Principal
                                          Financial Officer






Date:    July 31, 2003              By:   /s/ Robert C. Reeves
                                          --------------------------------------
                                          Robert C. Reeves
                                          Vice President, Controller and
                                          Principal Accounting Officer

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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
------            -----------
99.1              Press Release dated July 31, 2003.